Exhibit 99.1

For Immediate Release

October 22, 2015

For More Information

Trisha Voltz Carlson

SVP, Investor Relations Manager

504.299.5208

trisha.carlson@hancockbank.com

Hancock reports third quarter 2015 financial results

Strategic initiatives drive improving revenue and EPS; continue to build energy reserve

Highlights of the company’s third quarter of 2015 results (compared to second quarter 2015):

•	Earnings increased $6.3 million, or 18%

•	E.P.S. of $.52 increased 18%

•	Pre-tax, pre-provision earnings grew 22%

•	Provision reflects additional $5 million build for energy portfolio with reserve exceeding 2%

•	Loans increased $418 million, or 12% (annualized)

•	Deposits increased $138 million, or 3% (annualized)

•	Core revenue increased $6.2 million

•	Core NIM of 3.15% increased 1 basis point; core loan yield expanded 4 basis points

•	Operating expense up less than 1%

GULFPORT, Miss. (October 22, 2015) — Hancock Holding Company (Nasdaq: HBHC) today announced its financial results for the third quarter of 2015. Net income for the third quarter of 2015 was $41.2 million, or $.52 per diluted common share, compared to $34.8 million, or $.44 in the second quarter of 2015 and $46.6 million, or $.56, in the third quarter of 2014. The year-over-year decline in earnings was mainly related to a decrease in purchase accounting income of approximately $13.0 million (pre-tax). The quarter-over-quarter change was mainly related to the $8.9 million of nonoperating expenses included in the second quarter of 2015.

“The quality of our results is improving each quarter and we are growing our company while also managing through the current energy cycle,” said President and CEO John M. Hairston. “The initiatives we have put in place are working. We grew core revenue over $6 million linked-quarter while pre-tax, pre-provision earnings increased over $12 million. This quarter we added another $5 million, or almost a nickel of earnings, to the provision to build the energy reserve and remain confident that any credit losses we see today from the low oil prices are reserved for and should not be significant. As we have noted since the beginning of this energy cycle, we believe the cycle to be manageable without putting our strong capital levels at risk.”

Hancock reports third quarter 2015 financial results

October 22, 2015

Loans

Total loans at September 30, 2015 were $14.8 billion, up $418 million, or 3%, from June 30, 2015. Many markets across the footprint reported net loan growth during the quarter, with growth also noted in various business lines such as indirect, mortgage and specialty finance.

At September 30, 2015, loans in the energy segment totaled $1.6 billion, or 11% of total loans. The energy portfolio declined approximately $10 million linked-quarter and is comprised of credits to both the E&P industry and support industries. Additional details of the energy portfolio are included in the presentation slides posted on our Investor Relations website.

Average loans totaled $14.5 billion for the third quarter of 2015, up $373 million, or 3%, linked-quarter.

On October 6, 2015, the company announced the opening of a loan production office in Nashville, Tennessee, and an agreement to purchase approximately $190 million of healthcare loans. This transaction supports our initiative to continue diversifying our loan portfolio, in addition to capitalizing on opportunities we see to expand the healthcare lending business across our Gulf South footprint. The acquired loans will be included in our fourth quarter of 2015 results.

Deposits

Total deposits at September 30, 2015 were $17.4 billion, up $138 million, or 1%, from June 30, 2015. Average deposits for the third quarter of 2015 were $17.3 billion, up $451 million, or 3%, linked-quarter.

Noninterest-bearing demand deposits (DDAs) totaled $6.1 billion at September 30, 2015, down $105 million from June 30, 2015. DDAs comprised 35% of total period-end deposits at September 30, 2015.

Interest-bearing transaction and savings deposits totaled $7.4 billion at the end of the third quarter of 2015, up $366 million, or 5%, from June 30, 2015. Time deposits of $2.2 billion increased $72 million, or 3%, while interest-bearing public fund deposits decreased $194 million, or 10%, to $1.8 billion at September 30, 2015.

Asset Quality

Nonperforming assets (NPAs) totaled $206 million at September 30, 2015, up $41 million from June 30, 2015. During the third quarter of 2015, total nonperforming loans increased approximately $46 million while foreclosed and surplus real estate (ORE) and other foreclosed assets decreased approximately $5 million. The net increase in nonperforming loans was mainly related to three energy loans which were downgraded during the quarter. Nonperforming assets as a percent of total loans, ORE and other foreclosed assets was 1.39% at September 30, 2015, up 24 bps from June 30, 2015.

Hancock reports third quarter 2015 financial results

October 22, 2015

The total allowance for loan losses was $139.6 million at September 30, 2015, up $8.5 million from June 30, 2015. The ratio of the allowance for loan losses to period-end loans was 0.95% at September 30, 2015, up from 0.91% at June 30, 2015. The allowance maintained on the non-FDIC acquired portion of the loan portfolio increased $7.0 million linked-quarter, totaling $114 million, and the reserve on the FDIC acquired loan portfolio increased approximately $1.5 million linked-quarter.

Pricing pressures on oil continued during the third quarter and led to additional downward pressure on risk ratings. Based on those changes, and updates to the qualitative factors related to energy, the reserve for the energy portfolio was increased approximately $5.0 million, to $35 million, linked-quarter. The increase in risk rating downgrades within the energy portfolio during the third quarter included approximately $66 million of shared national credits that were on appeal at June 30, 2015. The impact to the allowance for the possible downgrades on these shared national credits was included in the second quarter of 2015.

Management believes that if further risk rating downgrades occur they could lead to additional loan loss provisions but not translate to significant credit losses. The impact and severity of risk rating migration, associated provision and net charge-offs will depend on overall oil price reduction and the duration of the cycle. Additional details of the energy portfolio are included in the presentation slides posted on our Investor Relations website.

Net charge-offs from the non-FDIC acquired loan portfolio were $3.5 million, or 0.09% of average total loans on an annualized basis in the third quarter of 2015, up from $1.2 million, or 0.03% of average total loans in the second quarter of 2015.

During the third quarter of 2015, Hancock recorded a total provision for loan losses of $10.1 million, up $3.5 million from the second quarter of 2015.

Net Interest Income and Net Interest Margin

Net interest income (TE) for the third quarter of 2015 was $160.1 million, up $5.3 million from the second quarter of 2015. During the third quarter, the impact on net interest income from purchase accounting adjustments (PAAs) declined $1.3 million compared to the second quarter of 2015. Excluding the impact from purchase accounting items, core net interest income increased $6.6 million linked-quarter. Average earning assets were $19.4 billion for the third quarter of 2015, up $653 million, or 3%, from the second quarter of 2015.

The reported net interest margin (TE) was 3.28% for the third quarter of 2015, down 2 bps from the second quarter of 2015. The decline was mainly related to the decrease in purchase accounting adjustments noted above. The core net interest margin (reported net interest income (TE) excluding total net purchase accounting adjustments, annualized, as a percent of average earning assets) increased 1 basis point to 3.15% during the third quarter of 2015. An increase in the core loan yield (4 bps) and an increase in the securities portfolio yield (3 bps), offset by a slight increase in the cost of funds (2 bps), contributed to the expansion in the margin.

Hancock reports third quarter 2015 financial results

October 22, 2015

Noninterest Income

Noninterest income, including securities transactions, totaled $60.2 million for the third quarter of 2015, down $0.7 million, or 1%, from the second quarter of 2015. Included in the total is a reduction of $1.6 million related to the amortization of the FDIC indemnification asset, compared to a reduction of $1.3 million in the second quarter of 2015. Excluding the impact of this item and securities transactions, core noninterest income totaled $61.8 million, down slightly linked-quarter.

Service charges on deposits totaled $18.6 million for the third quarter of 2015, up $0.7 million, or 4%, from the second quarter of 2015. Bank card and ATM fees totaled $11.6 million, down $0.2 million, or 2%, from the second quarter of 2015.

Trust fees totaled $11.3 million, down $0.4 million, or 4%, linked-quarter. The decrease was due, in part, to seasonal tax return preparation fees in the second quarter of 2015. Investment and annuity income and insurance fees totaled $8.4 million, up $1 million, or 13%, linked-quarter.

Fees from secondary mortgage operations totaled $3.4 million for the third quarter of 2015, down $0.2 million, or 6%, linked-quarter. During the third quarter, a slightly smaller portion of loan production was sold in the secondary market compared to last quarter.

Other noninterest income (excluding the amortization of the FDIC indemnification asset noted above) totaled $8.4 million, down $1.2 million, or 12%, from the second quarter of 2015. The decline is mainly related to a lower level of customer interest rate swap income in the third quarter.

Noninterest Expense & Taxes

Noninterest expense for the third quarter of 2015 totaled $151.2 million. There were no nonoperating expenses in the third quarter of 2015 compared to $8.9 million in the second quarter of 2015. Excluding nonoperating items, expenses were up $1.2 million, or less than 1%, linked-quarter. (The details of the changes in the noninterest expense categories noted below exclude the impact of nonoperating items.)

Total personnel expense was $84.2 million in the third quarter of 2015, up $1.6 million, or 2%, from the second quarter of 2015. The increase primarily reflects salary and incentive expenses related to revenue initiatives.

Occupancy and equipment expense totaled $14.8 million in the third quarter of 2015, down $1.0 million, or 6%, from the second quarter of 2015.

ORE expense totaled $0.4 million for the third quarter of 2015, down $0.1 million from the second quarter of 2015.

Other operating expense totaled $45.8 million in the third quarter of 2015, up $0.8 million, or 2%, from the second quarter of 2015.

Hancock reports third quarter 2015 financial results

October 22, 2015

The effective income tax rate for the third quarter of 2015 was 26%, unchanged from the second quarter of 2015. Management expects the effective income tax rate to approximate 25-27% in 2015. The effective income tax rate continues to be less than the statutory rate of 35% due primarily to tax-exempt income and tax credits.

Capital

Common shareholders’ equity at September 30, 2015 totaled $2.5 billion. The tangible common equity (TCE) ratio was 8.24%, up 12 bps from June 30, 2015. During the quarter the company repurchased 568,279 common shares under the new 5% common stock buyback authorization announced in late August 2015. The shares were repurchased at an average price of $27.39. Additional capital ratios are included in the financial tables.

Conference Call and Slide Presentation

Management will host a conference call for analysts and investors at 9:00 a.m. Central Time on Friday, October 23, 2015 to review the results. A live listen-only webcast of the call will be available under the Investor Relations section of Hancock’s website at www.hancockbank.com. Additional financial tables and a slide presentation related to third quarter results are also posted as part of the webcast link. To participate in the Q&A portion of the call, dial (877) 564-1219 or (973) 638-3429. An audio archive of the conference call will be available under the Investor Relations section of our website. A replay of the call will also be available through October 30, 2015 by dialing (855) 859-2056 or (404) 537-3406, passcode 50555582.

About Hancock Holding Company

Hancock Holding Company is a financial services company with regional business headquarters and locations throughout a growing Gulf South corridor. The company’s banking subsidiary provides a comprehensive network of full-service financial choices through Hancock Bank locations in Mississippi, Alabama, and Florida and Whitney Bank offices in Louisiana and Texas, including traditional and online banking; commercial and small business banking; energy banking; private banking; trust and investment services; certain insurance services; mortgage services; and consumer financing. More information and online banking are available at www.hancockbank.com and www.whitneybank.com.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, and we intend such forward-looking statements to be covered by the safe harbor provisions therein and are including this statement for purposes of invoking these safe-harbor provisions. Forward-looking statements provide projections of results of operations or of financial condition or state other forward-looking information, such as expectations about future conditions and descriptions of plans and strategies for the future. Forward-looking statements that we may make include, but may not be limited to, comments with respect to future levels of economic activity in our markets, including the impact of volatility of oil and gas prices on our energy portfolio and associated loan loss reserves and the downstream impact on businesses that support the energy sector, especially in the Gulf Coast region, loan growth expectations, deposit trends, credit quality trends, net interest margin trends, future expense levels, success of revenue-generating initiatives, projected tax rates, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts such as accretion levels, possible repurchases of shares under stock buyback programs, and the financial impact of regulatory requirements. Hancock’s ability to accurately project results, predict the effects of future plans or strategies, or predict market or economic developments is inherently limited. Although Hancock believes that the expectations reflected in its forward-looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth

Hancock reports third quarter 2015 financial results

October 22, 2015

in the forward-looking statements. Factors that could cause actual results to differ from those expressed in Hancock’s forward-looking statements include, but are not limited to, those risk factors included in Hancock’s public filings with the Securities and Exchange Commission, which are available at the SEC’s internet site (http://www.sec.gov). You are cautioned not to place undue reliance on these forward-looking statements. Hancock does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements, except as required by law.

HANCOCK HOLDING COMPANY

FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended			Nine Months Ended
(amounts in thousands, except per share data)	9/30/2015	6/30/2015	9/30/2014	9/30/2015	9/30/2014
INCOME STATEMENT DATA
Net interest income	$156,830	$151,791	$163,541	$466,779	$493,881
Net interest income (TE) (a)	160,134	154,879	166,230	476,127	501,759
Provision for loan losses	10,080	6,608	9,468	22,842	24,122
Noninterest income excluding securities transactions	60,207	60,874	57,941	177,294	171,038
Securities transactions gains	4	—	—	337	—
Noninterest expense (excluding nonoperating items)	151,193	149,990	145,192	447,384	436,901
Nonoperating items	—	8,927	3,887	16,241	16,018
Net income	41,166	34,829	46,553	116,154	135,630
Operating income (b)	41,166	40,631	49,079	126,494	147,769
Pre-tax, pre-provision (PTPP) profit (TE) (a) (c)	69,152	56,836	75,092	190,133	219,878

PERIOD-END BALANCE SHEET DATA
Loans	$14,763,050	$14,344,752	$13,348,574	$14,763,050	$13,348,574
Investment securities	4,548,922	4,445,452	3,913,370	4,548,922	3,913,370
Earning assets	19,526,150	19,409,963	17,748,600	19,526,150	17,748,600
Total assets	21,608,150	21,538,405	19,985,950	21,608,150	19,985,950
Noninterest-bearing deposits	6,075,558	6,180,814	5,866,255	6,075,558	5,866,255
Total deposits	17,439,948	17,301,788	15,736,694	17,439,948	15,736,694
Common shareholders’ equity	2,453,561	2,430,040	2,509,342	2,453,561	2,509,342

AVERAGE BALANCE SHEET DATA
Loans	$14,511,474	$14,138,904	$13,102,108	$14,175,611	$12,723,409
Investment securities (d)	4,425,546	4,143,097	3,780,089	4,116,270	3,810,186
Earning assets	19,433,337	18,780,771	17,324,444	18,847,409	16,954,320
Total assets	21,481,410	20,875,090	19,549,947	20,937,254	19,216,585
Noninterest-bearing deposits	6,032,680	6,107,900	5,707,523	6,022,034	5,571,843
Total deposits	17,313,433	16,862,088	15,371,209	16,890,005	15,234,018
Common shareholders’ equity	2,439,068	2,430,710	2,489,948	2,439,184	2,463,302

COMMON SHARE DATA
Earnings per share - diluted	$0.52	$0.44	$0.56	$1.45	$1.62
Operating earnings per share - diluted (b)	0.52	0.51	0.59	1.57	1.76
Cash dividends per share	$0.24	$0.24	$0.24	$0.72	$0.72
Book value per share (period-end)	$31.65	$31.12	$30.76	$31.65	$30.76
Tangible book value per share (period-end)	22.18	21.63	21.44	22.18	21.44
Weighted average number of shares - diluted	78,075	78,115	81,942	78,609	82,204
Period-end number of shares	77,519	78,094	81,567	77,519	81,567
Market data
High sales price	$32.47	$32.98	$36.47	$32.98	$38.50
Low sales price	25.20	28.02	31.25	24.96	31.25
Period-end closing price	27.05	31.91	32.05	27.05	32.05
Trading volume	44,705	40,162	25,553	136,733	84,239

PERFORMANCE RATIOS
Return on average assets	0.76%	0.67%	0.94%	0.74%	0.94%
Return on average assets - operating (b)	0.76%	0.78%	1.00%	0.81%	1.03%
Return on average common equity	6.70%	5.75%	7.42%	6.37%	7.36%
Return on average common equity - operating (b)	6.70%	6.70%	7.82%	6.93%	8.02%
Return on average tangible common equity	9.60%	8.28%	10.70%	9.16%	10.72%
Return on average tangible common equity - operating (b)	9.60%	9.66%	11.28%	9.98%	11.68%
Tangible common equity ratio (e)	8.24%	8.12%	9.10%	8.24%	9.10%
Net interest margin (TE) (a)	3.28%	3.30%	3.81%	3.37%	3.95%
Average loan/deposit ratio	83.82%	83.85%	85.24%	83.93%	83.52%
Efficiency ratio (f)	65.88%	66.67%	61.84%	65.64%	61.91%
Allowance for loan losses as a percent of period-end loans	0.95%	0.91%	0.94%	0.95%	0.94%
Annualized net non-FDIC acquired charge-offs to average loans	0.09%	0.03%	0.19%	0.08%	0.15%
Allowance for loan losses to non-performing loans + accruing loans 90 days past due	78.15%	100.92%	128.44%	78.15%	128.44%
Noninterest income excluding securities transactions as a percent of total revenue (TE) (a)	27.32%	28.21%	25.85%	27.13%	25.42%

FTE Total Headcount	3,863	3,825	3,787	3,863	3,787

(a)	Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
(b)	Net income less tax-effected securities transactions and nonoperating items. Management believes that operating income provides a useful measure of financial performance that helps investors compare the Company’s fundamental operations over time.
(c)	Net interest income (TE) and noninterest income less noninterest expense. Management believes that PTPP profit is a useful financial measure because it enables investors to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(d)	Average securities does not include unrealized holding gains/losses on available for sale securities.
(e)	The tangible common equity ratio is common shareholders’ equity less intangible assets divided by total assets less intangible assets.
(f)	The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles, nonoperating items, and securities transactions.

HANCOCK HOLDING COMPANY

QUARTERLY HIGHLIGHTS

(Unaudited)

	Three Months Ended
(amounts in thousands, except per share data)	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
INCOME STATEMENT DATA
Net interest income	$156,830	$151,791	$158,158	$160,813	$163,541
Net interest income (TE) (a)	160,134	154,879	161,114	163,581	166,230
Provision for loan losses	10,080	6,608	6,154	9,718	9,468
Noninterest income excluding securities transactions	60,207	60,874	56,213	56,961	57,941
Securities transactions gains	4	—	333	—	—
Noninterest expense (excluding nonoperating items)	151,193	149,990	146,201	144,080	145,192
Nonoperating items	—	8,927	7,314	9,667	3,887
Net income	41,166	34,829	40,159	40,092	46,553
Operating income (b)	41,166	40,631	44,697	46,376	49,079
Pre-tax, pre-provision (PTPP) profit (TE) (a) (c)	69,152	56,836	64,145	66,795	75,092

PERIOD-END BALANCE SHEET DATA
Loans	$14,763,050	$14,344,752	$13,924,386	$13,895,276	$13,348,574
Investment securities	4,548,922	4,445,452	4,107,904	3,826,454	3,913,370
Earning assets	19,526,150	19,409,963	18,568,037	18,544,930	17,748,600
Total assets	21,608,150	21,538,405	20,724,511	20,747,266	19,985,950
Noninterest-bearing deposits	6,075,558	6,180,814	6,201,403	5,945,208	5,866,255
Total deposits	17,439,948	17,301,788	16,860,485	16,572,831	15,736,694
Common shareholders’ equity	2,453,561	2,430,040	2,425,098	2,472,402	2,509,342

AVERAGE BALANCE SHEET DATA
Loans	$14,511,474	$14,138,904	$13,869,397	$13,578,223	$13,102,108
Investment securities (d)	4,425,546	4,143,097	3,772,997	3,836,123	3,780,089
Earning assets	19,433,337	18,780,771	18,315,839	17,911,143	17,324,444
Total assets	21,481,410	20,875,090	20,443,859	20,090,372	19,549,947
Noninterest-bearing deposits	6,032,680	6,107,900	5,924,196	5,849,356	5,707,523
Total deposits	17,313,433	16,862,088	16,485,259	15,892,507	15,371,209
Common shareholders’ equity	2,439,068	2,430,710	2,447,870	2,509,509	2,489,948

COMMON SHARE DATA
Earnings per share - diluted	$0.52	$0.44	$0.49	$0.48	$0.56
Operating earnings per share - diluted (b)	0.52	0.51	0.55	0.56	0.59
Cash dividends per share	$0.24	$0.24	$0.24	$0.24	$0.24
Book value per share (period-end)	$31.65	$31.12	$31.14	$30.74	$30.76
Tangible book value per share (period-end)	22.18	21.63	21.55	21.37	21.44
Weighted average number of shares - diluted	78,075	78,115	79,661	81,530	81,942
Period-end number of shares	77,519	78,094	77,886	80,426	81,567
Market data
High sales price	$32.47	$32.98	$31.13	$35.67	$36.47
Low sales price	25.20	28.02	24.96	28.68	31.25
Period-end closing price	27.05	31.91	29.86	30.70	32.05
Trading volume	44,705	40,162	51,866	36,396	25,553

PERFORMANCE RATIOS
Return on average assets	0.76%	0.67%	0.80%	0.79%	0.94%
Return on average assets - operating (b)	0.76%	0.78%	0.89%	0.92%	1.00%
Return on average common equity	6.70%	5.75%	6.65%	6.34%	7.42%
Return on average common equity - operating (b)	6.70%	6.70%	7.41%	7.33%	7.82%
Return on average tangible common equity	9.60%	8.28%	9.60%	9.08%	10.70%
Return on average tangible common equity - operating (b)	9.60%	9.66%	10.68%	10.50%	11.28%
Tangible common equity ratio (e)	8.24%	8.12%	8.40%	8.59%	9.10%
Net interest margin (TE) (a)	3.28%	3.30%	3.55%	3.63%	3.81%
Average loan/deposit ratio	83.82%	83.85%	84.13%	85.44%	85.24%
Efficiency ratio (f)	65.88%	66.67%	64.36%	62.41%	61.84%
Allowance for loan losses as a percent of period-end loans	0.95%	0.91%	0.92%	0.93%	0.94%
Annualized net non-FDIC acquired charge-offs to average loans	0.09%	0.03%	0.11%	0.08%	0.19%
Allowance for loan losses to non-performing loans + accruing loans 90 days past due	78.15%	100.92%	123.14%	137.96%	128.44%
Noninterest income excluding securities transactions as a percent of total revenue (TE) (a)	27.32%	28.21%	25.87%	25.83%	25.85%

FTE headcount	3,863	3,825	3,785	3,794	3,787

(a)	Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
(b)	Net income less tax-effected securities transactions and nonoperating items. Management believes that operating income provides a useful measure of financial performance that helps investors compare the Company’s fundamental operations over time.
(c)	Net interest income (TE) and noninterest income less noninterest expense. Management believes that PTPP profit is a useful financial measure because it enables investors to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(d)	Average securities does not include unrealized holding gains/losses on available for sale securities.
(e)	The tangible common equity ratio is common shareholders’ equity less intangible assets divided by total assets less intangible assets.
(f)	The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles, nonoperating items, and securities transactions.

HANCOCK HOLDING COMPANY

INCOME STATEMENT

(Unaudited)

	Three Months Ended			Nine Months Ended
(dollars in thousands, except per share data)	9/30/2015	6/30/2015	9/30/2014	9/30/2015	9/30/2014
NET INCOME
Interest income	$171,329	$164,920	$172,701	$505,336	$521,842
Interest income (TE)	174,633	168,008	175,390	514,684	529,720
Interest expense	14,499	13,129	9,160	38,557	27,961

Net interest income (TE)	160,134	154,879	166,230	476,127	501,759
Provision for loan losses	10,080	6,608	9,468	22,842	24,122
Noninterest income excluding securities transactions	60,207	60,874	57,941	177,294	171,038
Securities transactions gains	4	—	—	337	—
Noninterest expense	151,193	158,917	149,079	463,625	452,919

Income before income taxes	55,768	47,140	62,935	157,943	187,878
Income tax expense	14,602	12,311	16,382	41,789	52,248

Net income	$41,166	$34,829	$46,553	$116,154	$135,630

ADJUSTMENTS FROM NET TO OPERATING INCOME
Securities transactions gains	—	—	—	(333)	—
Nonoperating items
Impact of insurance business lines divestiture	—	—	—	—	(9,101)
FDIC resolution of denied claims	—	1,854	—	1,854	10,268
Nonoperating expense items	—	7,073	3,887	14,387	11,390
Early debt redemption	—	—	—	—	3,461

Total nonoperating items	—	8,927	3,887	16,241	16,018
Taxes on adjustments at marginal tax rate	—	3,125	1,361	5,568	3,879

Total adjustments (net of taxes)	—	5,802	2,526	10,340	12,139

Operating income (g)	$41,166	$40,631	$49,079	$126,494	$147,769

ADJUSTMENTS FROM NET INCOME TO PTPP PROFIT
Difference between interest income and interest income (TE)	3,304	3,088	2,689	9,348	7,878
Provision for loan losses	10,080	6,608	9,468	22,842	24,122
Income tax expense	14,602	12,311	16,382	41,789	52,248

Pre-tax, pre-provision (PTPP) profit (TE) (h)	$69,152	$56,836	$75,092	$190,133	$219,878

NONINTEREST INCOME AND NONINTEREST EXPENSE
Service charges on deposit accounts	$18,619	$17,908	$20,000	$53,842	$57,981
Trust fees	11,345	11,795	11,530	34,340	33,267
Bank card and ATM fees	11,637	11,868	11,641	34,688	33,806
Investment & annuity fees	6,149	4,838	5,506	16,037	15,555
Secondary mortgage market operations	3,413	3,618	2,313	9,695	6,036
Insurance commissions and fees	2,238	2,595	1,979	6,587	7,611
Amortization of FDIC loss share receivable	(1,564)	(1,273)	(2,760)	(4,034)	(9,989)
Other income	8,370	9,525	7,732	26,139	26,771

Noninterest income excluding securities transactions	60,207	60,874	57,941	177,294	171,038
Securities transactions gains	4	—	—	337	—

Total noninterest income including securities transactions	$60,211	$60,874	$57,941	$177,631	$171,038

Personnel expense	$84,155	$82,533	$80,043	$246,805	$240,981
Net occupancy expense	11,222	11,765	10,799	34,149	32,905
Equipment expense	3,598	4,079	4,542	11,610	12,875
Other real estate expense, net	422	501	(104)	1,379	1,757
Other operating expense	45,769	44,964	43,342	134,948	128,031
Amortization of intangibles	6,027	6,148	6,570	18,493	20,352

Total operating expense	151,193	149,990	145,192	447,384	436,901
Nonoperating expense items	—	8,927	3,887	16,241	16,018

Total noninterest expense	$151,193	$158,917	$149,079	$463,625	$452,919

COMMON SHARE DATA
Earnings per share:
Basic	$0.52	$0.44	$0.56	$1.45	$1.62
Diluted	0.52	0.44	0.56	1.45	1.62
Operating earnings per share: (g)
Basic	$0.52	$0.51	$0.59	$1.58	$1.77
Diluted	0.52	0.51	0.59	1.57	1.76

(g)	Net income less tax-effected securities transactions and nonoperating items. Management believes that operating income provides a useful measure of financial performance that helps investors compare the Company’s fundamental operations over time.
(h)	Net interest income (TE) and noninterest income less noninterest expense. Management believes that PTPP profit is a useful financial measure because it enables investors to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.

HANCOCK HOLDING COMPANY

INCOME STATEMENT

(Unaudited)

	Three months ended
(dollars in thousands)	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
Interest income	$171,329	$164,920	$169,087	$170,971	$172,701
Interest income (TE)	174,633	168,008	172,043	173,739	175,390
Interest expense	14,499	13,129	10,929	10,158	9,160

Net interest income (TE)	160,134	154,879	161,114	163,581	166,230
Provision for loan losses	10,080	6,608	6,154	9,718	9,468
Noninterest income excluding securities transactions	60,207	60,874	56,213	56,961	57,941
Securities transactions gains	4	—	333	—	—
Noninterest expense	151,193	158,917	153,515	153,747	149,079

Income before income taxes	55,768	47,140	55,035	54,309	62,935
Income tax expense	14,602	12,311	14,876	14,217	16,382

Net income	$41,166	$34,829	$40,159	$40,092	$46,553

ADJUSTMENTS FROM NET TO OPERATING INCOME
Securities transactions gains	—	—	(333)	—	—
Nonoperating expense	—	8,927	7,314	9,667	3,887

Total nonoperating items	—	8,927	6,981	9,667	3,887
Taxes on adjustments at marginal tax rate	—	3,125	2,443	3,383	1,361

Adjustments (net of taxes)	—	5,802	4,538	6,284	2,526

Operating income (g)	$41,166	$40,631	$44,697	$46,376	$49,079

Pre-tax, pre-provision (PTPP) profit (TE) (h)	$69,152	$56,836	$64,145	$66,795	$75,092

NONINTEREST INCOME AND NONINTEREST EXPENSE
Service charges on deposit accounts	$18,619	$17,908	$17,315	$19,025	$20,000
Trust fees	11,345	11,795	11,200	11,559	11,530
Bank card and ATM fees	11,637	11,868	11,183	11,225	11,641
Investment & annuity fees	6,149	4,838	5,050	4,736	5,506
Secondary mortgage market operations	3,413	3,618	2,664	2,000	2,313
Insurance commissions and fees	2,238	2,595	1,754	1,862	1,979
Amortization of FDIC loss share receivable	(1,564)	(1,273)	(1,197)	(2,113)	(2,760)
Other income	8,370	9,525	8,244	8,667	7,732

Noninterest income excluding securities transactions	60,207	60,874	56,213	56,961	57,941
Securities transactions gains	4	—	333	—	—

Total noninterest income including securities transactions	$60,211	$60,874	$56,546	$56,961	$57,941

Personnel expense	$84,155	$82,533	$80,117	$79,522	$80,043
Net occupancy expense	11,222	11,765	11,162	10,571	10,799
Equipment expense	3,598	4,079	3,933	3,986	4,542
Other real estate expense, net	422	501	456	1,001	(104)
Other operating expense	45,769	44,964	44,215	42,555	43,342
Amortization of intangibles	6,027	6,148	6,318	6,445	6,570

Total operating expense	151,193	149,990	146,201	144,080	145,192
Nonoperating expense items	—	8,927	7,314	9,667	3,887

Total noninterest expense	$151,193	$158,917	$153,515	$153,747	$149,079

(g)	Net income less tax-effected securities transactions and nonoperating items. Management believes that operating income provides a useful measure of financial performance that helps investors compare the Company’s fundamental operations over time.
(h)	Net interest income (TE) and noninterest income less noninterest expense. Management believes that PTPP profit is a useful financial measure because it enables investors to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.

HANCOCK HOLDING COMPANY

PERIOD-END BALANCE SHEET

(Unaudited)

	Three Months Ended
(dollars in thousands)	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
ASSETS
Commercial non-real estate loans	$6,345,994	$6,185,684	$5,987,084	$6,044,060	$5,587,137
Construction and land development loans	1,085,585	1,120,947	1,113,510	1,106,761	1,095,902
Commercial real estate loans	3,327,386	3,212,833	3,150,103	3,144,048	3,100,834
Residential mortgage loans	2,013,789	1,955,837	1,913,885	1,894,181	1,858,490
Consumer loans	1,990,296	1,869,451	1,759,804	1,706,226	1,706,211

Total loans	14,763,050	14,344,752	13,924,386	13,895,276	13,348,574
Loans held for sale	19,764	21,304	19,950	20,252	15,098
Securities	4,548,922	4,445,452	4,107,904	3,826,454	3,913,370
Short-term investments	194,414	598,455	515,797	802,948	471,558

Earning assets	19,526,150	19,409,963	18,568,037	18,544,930	17,748,600
Allowance for loan losses	(139,576)	(131,087)	(128,386)	(128,762)	(125,572)
Goodwill	621,193	621,193	621,193	621,193	621,193
Other intangible assets, net	113,229	119,256	125,404	132,810	139,256
Other assets	1,487,154	1,519,080	1,538,263	1,577,095	1,602,473

Total assets	$21,608,150	$21,538,405	$20,724,511	$20,747,266	$19,985,950

LIABILITIES
Noninterest-bearing deposits	$6,075,558	$6,180,814	$6,201,403	$5,945,208	$5,866,255
Interest-bearing transaction and savings deposits	7,360,677	6,994,603	6,576,658	6,531,628	6,325,671
Interest-bearing public fund deposits	1,768,133	1,962,589	1,828,559	1,982,616	1,534,678
Time deposits	2,235,580	2,163,782	2,253,865	2,113,379	2,010,090

Total interest-bearing deposits	11,364,390	11,120,974	10,659,082	10,627,623	9,870,439

Total deposits	17,439,948	17,301,788	16,860,485	16,572,831	15,736,694
Short-term borrowings	1,049,182	1,079,193	755,250	1,151,573	1,171,809
Long-term debt	497,177	507,341	516,007	374,371	376,452
Other liabilities	168,282	220,043	167,671	176,089	191,653

Total liabilities	19,154,589	19,108,365	18,299,413	18,274,864	17,476,608

COMMON SHAREHOLDERS’ EQUITY
Common stock net of treasury and capital surplus	1,717,959	1,730,344	1,726,736	1,798,980	1,832,529
Retained earnings	781,769	759,780	744,131	723,497	703,506
Accumulated other comprehensive income	(46,167)	(60,084)	(45,769)	(50,075)	(26,693)

Total common shareholders’ equity	2,453,561	2,430,040	2,425,098	2,472,402	2,509,342

Total liabilities & shareholders’ equity	$21,608,150	$21,538,405	$20,724,511	$20,747,266	$19,985,950

CAPITAL RATIOS
Tangible common equity	$1,719,108	$1,689,550	$1,678,453	$1,718,343	$1,748,828
Tier 1 capital (i)	1,849,384	1,837,369	1,812,010	1,777,348	1,784,588
Common equity (period-end) as a percent of total assets (period-end)	11.35%	11.28%	11.70%	11.92%	12.56%
Tangible common equity ratio	8.24%	8.12%	8.40%	8.59%	9.10%
Leverage (Tier 1) ratio (i)	8.86%	9.07%	9.17%	9.17%	9.48%
Tier 1 risk-based capital ratio (i)	10.60%	10.77%	10.86%	11.23%	11.59%
Total risk-based capital ratio (i)	12.38%	12.53%	12.77%	12.30%	12.66%

(i)	Estimated for most recent period-end. Regulatory ratios reflect the impact of Basel III capital requirements effective January 1, 2015.

HANCOCK HOLDING COMPANY

AVERAGE BALANCE SHEET

(Unaudited)

	Three Months Ended			Nine Months Ended
(dollars in thousands)	9/30/2015	6/30/2015	9/30/2014	9/30/2015	9/30/2014
ASSETS
Commercial non-real estate loans	$6,261,241	$6,095,054	$5,485,982	$6,118,300	$5,292,464
Construction and land development loans	1,115,406	1,084,540	1,070,763	1,106,981	1,010,136
Commercial real estate loans	3,231,597	3,218,914	3,070,821	3,190,092	3,058,804
Residential mortgage loans	1,977,990	1,930,553	1,814,186	1,937,414	1,760,056
Consumer loans	1,925,240	1,809,843	1,660,356	1,822,824	1,601,949

Total loans	14,511,474	14,138,904	13,102,108	14,175,611	12,723,409
Loans held for sale	17,233	22,883	16,885	18,567	16,916
Securities (j)	4,425,546	4,143,097	3,780,089	4,116,270	3,810,186
Short-term investments	479,084	475,887	425,362	536,961	403,809

Earning assets	19,433,337	18,780,771	17,324,444	18,847,409	16,954,320
Allowance for loan losses	(132,634)	(130,124)	(129,734)	(131,001)	(130,412)
Goodwill and other intangible assets	737,361	743,435	763,652	743,785	771,728
Other assets	1,443,346	1,481,008	1,591,585	1,477,061	1,620,949

Total assets	$21,481,410	$20,875,090	$19,549,947	$20,937,254	$19,216,585

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$6,032,680	$6,107,900	$5,707,523	$6,022,034	$5,571,843

Interest-bearing transaction and savings deposits	7,270,061	6,656,911	6,160,911	6,814,057	6,104,039
Interest-bearing public fund deposits	1,838,952	1,890,364	1,547,513	1,848,340	1,508,222
Time deposits	2,171,740	2,206,913	1,955,262	2,205,574	2,049,914

Total interest-bearing deposits	11,280,753	10,754,188	9,663,686	10,867,971	9,662,175

Total deposits	17,313,433	16,862,088	15,371,209	16,890,005	15,234,018
Short-term borrowings	1,050,801	896,014	1,139,694	956,228	962,014
Long-term debt	504,544	515,997	375,914	478,162	380,660
Other liabilities	173,564	170,281	173,182	173,675	176,591
Common shareholders’ equity	2,439,068	2,430,710	2,489,948	2,439,184	2,463,302

Total liabilities & shareholders’ equity	$21,481,410	$20,875,090	$19,549,947	$20,937,254	$19,216,585

(j)	Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK HOLDING COMPANY

AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY

(Unaudited)

	Three Months Ended
	9/30/2015			6/30/2015			9/30/2014
(dollars in millions)	Volume	Interest	Rate	Volume	Interest	Rate	Volume	Interest	Rate
AVERAGE EARNING ASSETS
Commercial & real estate loans (TE) (l) (m)	$10,608.2	$104.4	3.91%	$10,398.5	$101.6	3.92%	$9,627.6	$108.2	4.46%
Residential mortgage loans	1,978.0	20.2	4.08%	1,930.6	19.9	4.13%	1,814.2	20.0	4.41%
Consumer loans	1,925.3	24.5	5.04%	1,809.8	23.0	5.10%	1,660.4	24.0	5.74%
Loan fees & late charges	—	0.1	0.00%	—	—	0.00%	—	0.4	0.00%

Total loans (TE)	14,511.5	149.2	4.09%	14,138.9	144.5	4.10%	13,102.2	152.6	4.63%

Loans held for sale	17.2	0.2	4.07%	22.9	0.2	3.88%	16.9	0.1	4.66%

US Treasury and government agency securities	166.8	0.6	1.55%	300.0	1.2	1.54%	184.8	0.7	1.47%
CMOs and mortgage backed securities	4,052.0	22.0	2.17%	3,641.6	19.6	2.15%	3,379.2	19.2	2.27%
Municipals (TE) (l)	200.3	2.3	4.52%	195.5	2.2	4.54%	203.7	2.4	4.62%
Other securities	6.4	0.0	1.59%	6.0	0.0	1.61%	12.3	0.1	2.21%

Total securities (TE) (k)	4,425.5	24.9	2.25%	4,143.1	23.0	2.22%	3,780.0	22.4	2.36%

Total short-term investments	479.1	0.3	0.24%	475.9	0.3	0.23%	425.3	0.3	0.23%

Average earning assets yield (TE)	$19,433.3	174.6	3.57%	$18,780.8	168.0	3.58%	$17,324.4	175.4	4.02%

INTEREST-BEARING LIABILITIES
Interest-bearing transaction and savings deposits	$7,270.1	3.7	0.20%	$6,656.9	2.5	0.15%	$6,160.9	1.6	0.11%
Time deposits	2,171.7	3.8	0.70%	2,206.9	3.8	0.69%	1,955.3	3.1	0.64%
Public funds	1,839.0	1.4	0.31%	1,890.4	1.3	0.28%	1,547.5	1.1	0.27%

Total interest-bearing deposits	11,280.8	8.9	0.31%	10,754.2	7.6	0.28%	9,663.7	5.8	0.24%

Short-term borrowings	1,050.8	0.3	0.10%	896.0	0.2	0.08%	1,139.7	0.2	0.08%
Long-term debt	504.5	5.3	4.16%	516.0	5.3	4.14%	375.9	3.2	3.27%

Total borrowings	1,555.3	5.6	1.42%	1,412.0	5.5	1.56%	1,515.6	3.4	0.87%

Total interest-bearing liabilities cost	12,836.1	14.5	0.45%	12,166.2	13.1	0.43%	11,179.3	9.2	0.33%

Net interest-free funding sources	6,597.2			6,614.6			6,145.1

Total cost of funds	19,433.3	14.5	0.30%	18,780.8	13.1	0.28%	17,324.4	9.2	0.21%

Net Interest Spread (TE)		$160.1	3.13%		$154.9	3.15%		$166.2	3.69%

Net Interest Margin (TE)	$19,433.3	$160.1	3.28%	$18,780.8	$154.9	3.30%	$17,324.4	$166.2	3.81%

(k)	Average securities does not include unrealized holding gains/losses on available for sale securities.
(l)	Tax equivalent (te) amounts are calculated using a marginal federal tax rate of 35%.
(m)	Includes nonaccrual loans.

HANCOCK HOLDING COMPANY

AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY

(Unaudited)

	Nine Months Ended
	9/30/2015			9/30/2014
(dollars in millions)	Volume	Interest	Rate	Volume	Interest	Rate
AVERAGE EARNING ASSETS
Commercial & real estate loans (TE) (l) (m)	$10,415.4	$312.8	4.01%	$9,361.4	$324.4	4.63%
Residential mortgage loans	1,937.4	60.6	4.17%	1,760.1	62.4	4.73%
Consumer loans	1,822.8	69.5	5.10%	1,601.9	70.8	5.91%
Loan fees & late charges	—	0.4	0.00%	—	1.9	0.00%

Total loans (TE)	14,175.6	443.3	4.18%	12,723.4	459.5	4.82%

Loans held for sale	18.6	0.5	3.54%	16.9	0.5	4.29%

US Treasury and government agency securities	246.9	2.9	1.56%	93.1	1.2	1.73%
CMOs and mortgage backed securities	3,664.2	60.2	2.19%	3,493.5	60.5	2.31%
Municipals (TE) (l)	197.2	6.7	4.56%	208.8	7.2	4.60%
Other securities	8.0	0.2	3.00%	14.8	0.2	2.22%

Total securities (TE) (k)	4,116.3	70.0	2.27%	3,810.2	69.1	2.42%

Total short-term investments	537.0	0.9	0.23%	403.8	0.7	0.23%

Average earning assets yield (TE)	$18,847.5	514.7	3.65%	$16,954.3	529.8	4.17%

INTEREST-BEARING LIABILITIES
Interest-bearing transaction and savings deposits	$6,814.1	8.4	0.16%	$6,104.0	4.6	0.10%
Time deposits	2,205.6	11.3	0.68%	2,049.9	9.3	0.60%
Public funds	1,848.3	4.0	0.29%	1,508.2	2.5	0.23%

Total interest-bearing deposits	10,868.0	23.7	0.29%	9,662.1	16.4	0.23%

Short-term borrowings	956.2	0.6	0.09%	962.0	2.1	0.29%
Long-term debt	478.2	14.2	3.98%	380.7	9.4	3.31%

Total borrowings	1,434.4	14.8	1.39%	1,342.7	11.5	1.15%

Total interest-bearing liabilities cost	12,302.4	38.5	0.42%	11,004.8	27.9	0.34%

Net interest-free funding sources	6,545.1			5,949.5

Total cost of funds	18,847.5	38.5	0.28%	16,954.3	27.9	0.22%

Net Interest Spread (TE)		$476.2	3.23%		$501.9	3.83%

Net Interest Margin (TE)	$18,847.5	$476.2	3.37%	$16,954.3	$501.9	3.95%

(k)	Average securities does not include unrealized holding gains/losses on available for sale securities.
(l)	Tax equivalent (te) amounts are calculated using a marginal federal tax rate of 35%.
(m)	Includes nonaccrual loans.

HANCOCK HOLDING COMPANY

ASSET QUALITY INFORMATION

(Unaudited)

	Three Months Ended			Nine Months Ended
(dollars in thousands)	9/30/2015	6/30/2015	9/30/2014	9/30/2015	9/30/2014
Nonaccrual loans (n)	$166,945	$118,445	$83,154	$166,945	$83,154
Restructured loans - still accruing	5,779	7,966	7,944	5,779	7,944

Total nonperforming loans	172,724	126,411	91,098	172,724	91,098
ORE and foreclosed assets	33,599	38,630	56,081	33,599	56,081

Total nonperforming assets	$206,323	$165,041	$147,179	$206,323	$147,179

Nonperforming assets as a percent of loans, ORE and foreclosed assets	1.39%	1.15%	1.10%	1.39%	1.10%
Accruing loans 90 days past due	$5,876	$3,478	$6,667	$5,876	$6,667
Accruing loans 90 days past due as a percent of loans	0.04%	0.02%	0.05%	0.04%	0.05%
Nonperforming assets + accruing loans 90 days past due to loans, ORE and foreclosed assets	1.43%	1.17%	1.15%	1.43%	1.15%

ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$131,087	$128,386	$128,672	$128,762	$133,626
Net provision for loan losses - FDIC acquired loans	(437)	(879)	(391)	(1,386)	(766)
Provision for loan losses - non-FDIC acquired loans	10,517	7,487	9,859	24,228	24,888

Net provision for loan losses	10,080	6,608	9,468	22,842	24,122

(Decrease) increase in FDIC loss share receivable	552	(2,115)	(6,695)	(1,984)	(14,570)
Net charge-offs - FDIC acquired	(1,328)	582	(566)	1,709	3,125
Charge-offs - non-FDIC acquired	5,972	4,129	8,482	17,561	23,273
Recoveries - non-FDIC acquired	(2,501)	(2,919)	(2,043)	(9,226)	(8,792)

Net charge-offs	2,143	1,792	5,873	10,044	17,606

Ending Balance	$139,576	$131,087	$125,572	$139,576	$125,572

Allowance for loan losses as a percent of period-end loans	0.95%	0.91%	0.94%	0.95%	0.94%
Allowance for loan losses to nonperforming loans + accruing loans 90 days past due	78.15%	100.92%	128.44%	78.15%	128.44%

NET CHARGE-OFF INFORMATION
Net charge-offs - non-FDIC acquired:
Commercial & real estate loans	$666	($691)	$2,451	$449	$4,991
Residential mortgage loans	30	(61)	558	873	1,292
Consumer loans	2,775	1,962	3,430	7,013	8,198

Total net charge-offs - non-FDIC acquired	$3,471	$1,210	$6,439	$8,335	$14,481

Net charge-offs - non-FDIC acquired to average loans:
Commercial & real estate loans	0.02%	(0.03)%	0.10%	0.01%	0.07%
Residential mortgage loans	0.01%	(0.01)%	0.12%	0.06%	0.10%
Consumer loans	0.57%	0.43%	0.82%	0.51%	0.68%

Total net charge-offs - non-FDIC acquired to average loans	0.09%	0.03%	0.19%	0.08%	0.15%

(n)	Nonaccrual loans and accruing loans past due 90 days or more do not include acquired credit-impaired loans which were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan. Included in nonaccrual loans are $4.9 million, $4.9 million, and $9.9 million at 9/30/15, 6/30/15 and 9/30/14, respectively, in nonaccruing restructured loans.

HANCOCK HOLDING COMPANY

ASSET QUALITY INFORMATION

(Unaudited)

	Three months ended
(dollars in thousands)	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
Nonaccrual loans (n)	$166,945	$118,445	$90,821	$79,537	$83,154
Restructured loans - still accruing	5,779	7,966	7,564	8,971	7,944

Total nonperforming loans	172,724	126,411	98,385	88,508	91,098
ORE and foreclosed assets	33,599	38,630	42,956	59,569	56,081

Total nonperforming assets	$206,323	$165,041	$141,341	$148,077	$147,179

Nonperforming assets as a percent of loans, ORE and foreclosed assets	1.39%	1.15%	1.01%	1.06%	1.10%
Accruing loans 90 days past due	$5,876	$3,478	$5,872	$4,825	$6,667
Accruing loans 90 days past due as a percent of loans	0.04%	0.02%	0.04%	0.03%	0.05%
Nonperforming assets + accruing loans 90 days past due to loans, ORE and foreclosed assets	1.43%	1.17%	1.05%	1.10%	1.15%

Allowance for loan losses	$139,576	$131,087	$128,386	$128,762	$125,572
Allowance for loan losses as a percent of period-end loans	0.95%	0.91%	0.92%	0.93%	0.94%
Allowance for loan losses to nonperforming loans + accruing loans 90 days past due	78.15%	100.92%	123.14%	137.96%	128.44%

Provision for loan losses	$10,080	$6,608	$6,154	$9,718	$9,468

NET CHARGE-OFF INFORMATION
Net charge-offs - non-FDIC acquired:
Commercial & real estate loans	$666	($691)	$474	$1,446	$2,451
Residential mortgage loans	30	(61)	904	349	558
Consumer loans	2,775	1,962	2,276	843	3,430

Total net charge-offs - non-FDIC acquired	$3,471	$1,210	$3,654	$2,638	$6,439

Net charge-offs - non-FDIC acquired to average loans:
Commercial & real estate loans	0.02%	(0.03)%	0.02%	0.06%	0.10%
Residential mortgage loans	0.01%	(0.01)%	0.19%	0.07%	0.12%
Consumer loans	0.57%	0.43%	0.53%	0.19%	0.82%

Total net charge-offs - non-FDIC acquired to average loans	0.09%	0.03%	0.11%	0.08%	0.19%

AVERAGE LOANS
Commercial & real estate loans	$10,608,244	$10,398,508	$10,235,268	$9,943,403	$9,627,566
Residential mortgage loans	1,977,990	1,930,553	1,902,873	1,886,230	1,814,186
Consumer loans	1,925,240	1,809,843	1,731,256	1,748,590	1,660,356

Total average loans	$14,511,474	$14,138,904	$13,869,397	$13,578,223	$13,102,108

(n)	Nonaccrual loans and accruing loans past due 90 days or more do not include acquired credit-impaired loans which were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan. Included in nonaccrual loans are $4.9 million, $4.9 million, $5.0 million, $7.0 million, and $9.9 million at 9/30/15, 6/30/15, 03/31/15, 12/31/14, and 9/30/14, respectively, in nonaccruing restructured loans.

HANCOCK HOLDING COMPANY

SUPPLEMENTAL ASSET QUALITY INFORMATION

(Unaudited)

	Originated Loans	Acquired Loans (o)	FDIC Acquired (p)	Total
(dollars in thousands)	9/30/2015
Nonaccrual loans (q)	$163,930	$3,015	—	$166,945
Restructured loans - still accruing	5,779	—	—	5,779

Total nonperforming loans	169,709	3,015	—	172,724
ORE and foreclosed assets (r)	21,849	—	11,750	33,599

Total nonperforming assets	$191,558	$3,015	$11,750	$206,323

Accruing loans 90 days past due	$5,747	129	—	$5,876
Allowance for loan losses	$113,898	$173	$25,505	$139,576

	6/30/2015
Nonaccrual loans (q)	$111,455	$5,401	$1,589	$118,445
Restructured loans - still accruing	7,966	—	—	7,966

Total nonperforming loans	119,421	5,401	1,589	126,411
ORE and foreclosed assets (r)	25,768	—	12,862	38,630

Total nonperforming assets	$145,189	$5,401	$14,451	$165,041

Accruing loans 90 days past due	$3,478	—	—	$3,478
Allowance for loan losses	$106,811	$214	$24,062	$131,087

	Originated Loans	Acquired Loans (o)	FDIC Acquired (p)	Total
	9/30/2015
LOANS OUTSTANDING
Commercial non-real estate loans	$6,232,310	$107,985	$5,699	$6,345,994
Construction and land development loans	1,068,895	8,297	8,393	1,085,585
Commercial real estate loans	2,956,354	352,896	18,136	3,327,386
Residential mortgage loans	1,843,756	819	169,214	2,013,789
Consumer loans	1,976,872	22	13,402	1,990,296

Total loans	$14,078,187	$470,019	$214,844	$14,763,050

Change in loan balance from previous quarter	$687,696	($259,605)	($9,793)	$418,298

	6/30/2015
Commercial non-real estate loans	$6,058,998	$120,020	$6,666	$6,185,684
Construction and land development loans	1,100,788	9,064	11,095	1,120,947
Commercial real estate loans	2,591,384	598,962	22,487	3,212,833
Residential mortgage loans	1,784,730	1,554	169,553	1,955,837
Consumer loans	1,854,591	24	14,836	1,869,451

Total loans	$13,390,491	$729,624	$224,637	$14,344,752

Change in loan balance from previous quarter	$469,961	($35,700)	($13,895)	$420,366

(o)	Loans which have been acquired and no allowance brought forward in accordance with acquisition accounting. Acquired-performing loans in pools with fully accreted purchase fair value discounts are reported as originated loans.
(p)	Loans acquired in an FDIC-assisted transaction. Non-single family loss share agreement expired at 12/31/14. As of 9/30/15, $177.5 million in loans and $2.3 million in ORE remain covered by the FDIC single family loss share agreement, providing considerable protection against credit risk. As of 6/30/15, $179.0 million in loans and $3.5 million in ORE remained covered by the FDIC single family loss share agreement.
(q)	Included in originated nonaccrual loans are $4.9 million and $4.9 million at 9/30/15 and 6/30/15, respectively, in nonaccruing restructured loans.
(r)	ORE received in settlement of acquired loans is no longer subject to purchase accounting guidance and has been included with ORE from originated loans. ORE received in settlement of covered loans remains covered under the FDIC loss share agreements.

Third Quarter 2015 Financial Results October 22, 2015 Third Quarter 2015 Financial Results October 22, 2015

Certain of the statements or information included in this presentation may constitute forward-looking statements.  Forward-looking statements include projections of revenue, costs, results of operations or financial condition or statements regarding future market conditions or our potential plans and strategies for the future. Hancock’s ability to accurately project results, predict the effects of future plans or strategies, or predict market or economic developments is inherently limited.
We believe that the expectations reflected or implied by any forward-looking statements are based on reasonable assumptions, but actual results and performance could differ materially from those set forth in the forward-looking statements.  Factors that could cause actual results or outcomes to differ from those expressed in the Company's forward-looking statements include, but are not limited to, those outlined in Hancock's
SEC filings, including the “Risk Factors” section of the Company’s 10-K for the year ended December 31, 2014 and as updated by the Company’s subsequent SEC filings.
Hancock undertakes no obligation to update or revise any forward-looking statements, and you are cautioned not to place undue reliance on such forward-looking statements.
Forward Looking Statements
2

Hancock Holding Company
•
$21.6 billion in Total Assets
•
$14.8 billion in Total Loans
•
$17.4 billion in Total Deposits
•
Tangible Common Equity (TCE) 8.24%
•
Nearly 200 banking locations and 275 ATMs across a five-state footprint
•
Approximately 4,000 employees corporate-wide
•
Rated among the strongest, safest financial institutions in the country by BauerFinancial, Inc.
•
Earned top customer service marks with Greenwich Excellence Awards
As of September 30, 2015
3

Third Quarter 2015 Highlights
(compared to second quarter 2015)
•
Earnings increased $6.3 million, or 18%
•
E.P.S. of $.52 increased 18%
•
Pre-tax, pre-provision earnings increased 22%
•
Core revenue increased $6.2 million, or 3%
•
Loans increased $418 million, or 12% LQA
•
Deposits increased $138 million, or 3% LQA
•
Fee income (excluding accretion in
indemnification asset) relatively stable
•
Loan loss provision reflects approximately $5
million build for energy portfolio; energy
reserve exceeds 2% at September 30, 2015
•
Core NIM of 3.15% increased 1 basis point
•
Operating expense up less than 1%
($s in millions; except per share data)
3Q15
2Q15
Fav/(unfav)
Net Income
$41.2
$34.8
18%
Earnings Per Share
$.52
$.44
18%
Pre-tax, pre-provision income
$69.2
$56.8
22%
Operating
Income*
$41.2
$40.6
1%
Operating Earnings Per Share
$.52
$.51
2%
Nonoperating
expense
items
--
$8.9
N/M
Return on
Assets (operating) (%)
0.76
0.78
(2bps)
Return on Tangible
Common Equity (operating) (%)
9.60
9.66
(6bps)
Total Loans (period-end)
$14,763
$14,345
3%
Total Deposits (period-end)
$17,440
$17,302
1%
Net Interest Margin (%)
3.28
3.30
(2bps)
Net Interest Margin (%) (core)
3.15
3.14
1bp
Net Charge-offs (%) (non-covered)
0.09
0.03
(6bps)
Tangible Common Equity (%)
8.24
8.12
12bps
Efficiency Ratio**
(%)
65.9
66.7
79bps
Net Purchase
Accounting Income (pre-tax)
-$1.2
$0.3
N/M
Net Income (excluding tax-effected impact of net
purchase accounting items and nonoperating
items)
$42.0
$40.4
4%
E.P.S. (excluding
tax-effected impact of net purchase
accounting items and nonoperating
items)
$.53
$.51
4%
4
*    Operating income is defined as net income excluding tax-effected securities transactions gains or losses and nonoperating expense items.
**  Noninterest expense to total revenue (TE) excluding amortization of purchased intangibles, nonoperating  items, and securities transactions.

Quarterly E.P.S. Trend
•
Since 1Q13 replaced almost $.22
of purchase accounting income
with quality, core banking income
•
Lines have converged and
reported, operating and core
earnings, and E.P.S. basically
equal
•
Beginning with 3Q15, reporting
only net earnings and E.P.S.
•
Slight differences will remain due
to purchase accounting and will be
noted as appropriate
•
Any
future
nonoperating
items
will be noted as such
5
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
"PAA Gap"
$0.22
$0.19
$0.22
$0.16
$0.13
$0.13
$0.10
$0.06
$0.06
$-
$(0.01)
Core EPS
$0.34
$0.36
$0.34
$0.39
$0.45
$0.46
$0.49
$0.50
$0.49
$0.51
$0.53
Operating EPS
$0.56
$0.55
$0.56
$0.55
$0.58
$0.59
$0.59
$0.56
$0.55
$0.51
$0.52
Reported EPS
$0.56
$0.55
$0.40
$0.41
$0.58
$0.48
$0.56
$0.48
$0.49
$0.44
$0.52
$0.22
$0.19
$0.22
$0.16
$0.13
$0.13
$0.10
$0.06
$0.06
$0.00
-$0.01
-$0.10
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
"PAA Gap"
Core EPS
Operating EPS
Reported EPS
We define core income as operating income less purchase accounting adjustments (PAA). PAA items include loan accretion from Whitney and Peoples First, offset by amortization of the
Whitney bond portfolio premium, amortization of the Peoples First indemnification asset and amortization of intangibles. Operating income is defined as net income excluding tax-effected securities transactions gains or losses and nonoperating
expense items. See table on slide 25.

Core NIM Stable, Core Loan Yield
Improves
Core NIM = reported net interest income (TE) excluding total net purchase accounting adjustments, annualized, as a percent of average earning assets. (See slide 23)
•
Reported net interest margin (NIM) 3.28%, down 2 bps linked-quarter reflecting the decline in purchase accounting adjustments of $1.3 million
•
Core
NIM
of
3.15%
increased
1
bp
linked-quarter
–
Core loan yield up 4bps
–
Yield on bond portfolio up 3bps
–
Cost of funds up 2bps
•
One additional accrual day impacted net interest income
•
Projected accretion will still lead to a difference in reported and core NIMs
4.06%
3.99%
3.81%
3.63%
3.55%
3.30%
3.28%
3.37%
3.35%
3.32%
3.27%
3.21%
3.14%
3.15%
$130
$135
$140
$145
$150
$155
2.50%
2.70%
2.90%
3.10%
3.30%
3.50%
3.70%
3.90%
4.10%
4.30%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
Core NII
NIM - reported
NIM - core
5.00%
4.86%
4.63%
4.41%
4.36%
4.10%
4.09%
4.02%
3.97%
3.94%
3.91%
3.88%
3.85%
3.89%
2.47%
2.43%
2.36%
2.36%
2.35%
2.22%
2.25%
0.23%
0.22%
0.21%
0.23%
0.24%
0.28%
0.30%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
Loan Yield - reported
Loan Yield - core
Securities Yield - reported
Cost of Funds - reported
6
As of September 30, 2015

1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
Avg Qtrly Loans
$11.5
$11.6
$11.8
$11.9
$12.4
$12.7
$13.1
$13.6
$13.9
$14.1
$14.5
Avg Qtrly Loans less Energy
$10.6
$10.6
$10.7
$10.6
$10.9
$11.1
$11.4
$11.9
$12.2
$12.5
$12.8
Energy (avg)
$0.93
$0.99
$1.12
$1.35
$1.51
$1.59
$1.68
$1.72
$1.70
$1.67
$1.66
energy as a % of loans (avg)
8%
8%
10%
11%
12%
13%
13%
13%
12%
12%
11%
LQA EOP growth
-3%
7%
2%
20%
7%
11%
14%
16%
1%
12%
12%
LQA EOP growth excl energy
-6%
6%
-7%
14%
4%
10%
13%
20%
2%
14%
13%
$10.0
$11.0
$12.0
$13.0
$14.0
$15.0
Well-Diversified Loan Growth
•
Loans totaled $14.8 billion at quarter-end, an increase of $418 million, or 3% linked-quarter (12% LQA)
•
Net loan growth during the quarter was well-diversified by geography and loan type
•
Energy loans totaled $1.6 billion or 11% of total loans, down from 12%
last quarter and down from 13% a year ago
•
No energy portfolio growth expected for the remainder of 2015
•
Continued diversification of the loan portfolio through purchase agreement for $190 million of healthcare loans (expected closing 4Q15)
$s in millions
7
$s in billions
As of September 30, 2015
$s in millions
C&I
$6,346
43%
C&D
$1,086
7%
CRE
$3,327
23%
Mortgage
$2,014
14%
Consumer
$1,990
13%
Total Loans
$14,763
9/30/15
West Region
(TX &
SWLA)
$43
East Region
(MS, AL &
FL)
$107
Institutional
$91
Equipment
Finance
$43
Indirect
$60
Mortgage
$75
HFC
$10
Major drivers of  EOP Loan Growth
3Q15

Energy Portfolio Risk Is
Well-Managed
•
Energy lending has been a core
competency for more than 60 years
–
Disciplined underwriting, long term
relationships
–
Continuing to review credits and stay
close to our customers
•
Pricing pressures on oil have continued
and we did see additional downward
pressure on risk ratings this quarter
•
Management believes that further risk
rating downgrades could impact loan loss
provisions but should not result in
significant credit losses
•
Impact and severity will depend on
overall oil price reduction and duration of
the cycle
8
As of September 30, 2015
Reducing Energy Concentration While Maintaining Relationships With
Long-Term, Experienced O&G Clients
3Q14
4Q14
1Q15
2Q15
3Q15
% of total loans
13.0%
12.4%
12.0%
11.6%
11.2%
10.0%
10.5%
11.0%
11.5%
12.0%
12.5%
13.0%

Diversified O&G Portfolio; Minimal Losses Over
Previous Energy Cycles
9
$s in millions
As of September 30, 2015
•
Energy portfolio totaled $1.6 billion at
September 30, 2015, down 4% from year-end
2014
•
Relationship business dating back to post
WWII
•
Excellent source of no/low cost core deposits
•
Disciplined underwriting
•
With experienced management in place,
many of our clients have been reacting to the
reduction in oil prices by proactively
managing expenses, lowering discretionary
spending or reducing capital expenditures
$1,724
$1,674
$1,669
$1,660
4Q14
1Q15
2Q15
3Q15
Nondrilling
663
672
658
682
Drilling
310
270
280
269
Midstream
102
109
104
103
Upstream
648
623
627
607
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
Upstream
Midstream
Drilling
Nondrilling

Upstream (E&P) Portfolio Diversified,
Profitable
•
Priority, secured loans; approximately 60% oil, 40% gas
•
Approximately $20 million linked-quarter decrease in E&P outstandings;
•
Current line utilization is approximately 64% up slightly linked-quarter
•
Lend
only
on
proved
reserves
(on
a
risked
basis);
90%+
are
covered
by
Proved
Developed
Producing
Reserves
alone
•
E&P customers have hedges in place; many of our clients are hedged with an average tenor of 2.5 years
•
Our clients breakeven at different prices/barrel oil
–
Breakeven varies depending on the basin
–
Our customers are diversified across 12 primary basins in  the U.S. and in the Gulf of Mexico
•
Borrowing base redeterminations twice per year; all credits were reviewed in 2Q15 and adjustments made to overall commitment levels
–
RBL commitments reduced approximately 15% on average since the beginning of the year due to lower commodity prices
–
Expect RBL commitments to be reduced an additional 15% on average in the fall redetermination due to continued low commodity prices
10
Low level of cumulative losses over previous down cycles even with growth in outstandings
As of September 30, 2015

Support Sector Companies Have
Weathered Previous Cycles
•
Many of our clients have operated through previous cycles,
including the mid 80’s, late 90’s and 2008
•
Our clients typically have low/moderate leverage, strong
balance sheets and experienced management
•
Most of the support nondrilling
companies are based in
south Louisiana and Houston, and many are supporting
offshore activity
•
Outstandings
up slightly linked-quarter
•
Current line utilization is approximately 60%
–
Credits with working capital show 40% line utilization
•
Day rates and service sector profitability is being impacted; however, we believe that based on historical client experience and liquidity many of our seasoned customers have the ability to weather the current cycle
11
As of September 30, 2015
Experienced, long-time customers with low level of cumulative losses over previous down cycles
$s in millions
$s in millions
Contract drillers
$83
31%
Rental tools
$84
31%
Completion
services
$89
33%
Other
$12
5%
Support Drilling Subcategories
Helicopter &
marine
transport
$348
51%
Fabrication,
construction,
installation
$150
22%
Other
$118
17%
Supply/
manufacturing
66
10%
Support Nondrilling
Subcategories

Allowance For Loan Losses
•
The allowance for loan losses was $139.6 million (0.95%) compared to $131.1 million
(0.91%) linked-quarter
–
The allowance maintained on the non-FDIC acquired portion of the loan portfolio increased $7.0 million linked-quarter, totaling $114.0 million, and the reserve on the FDIC acquired loan portfolio increased approximately $1.5 million linked-quarter
–
Impact of the current energy cycle on the allowance*:
•
The third quarter’s allowance calculation reflects a build of approximately $5 million in the reserve for the energy portfolio related to updates to risk ratings and changes in the qualitative factors related to energy
ALLL for energy credits was 2.12% at September 30, 2015, up from 1.91% at June 30, 2015
•
We are disciplined in our underwriting, and while we expect to see continued pressure in risk ratings given the prolonged cycle, based on what we know today we expect no significant credit loss in our energy portfolio
•
We believe our current reserves are sufficient to cover any credit losses in the portfolio
•
Should pricing pressures on oil continue, we could continue to see downward pressure on risk ratings that could lead to additional provision expense in future quarters
•
Impact and severity will depend on overall oil price reduction and duration of the cycle
12
* Reserve reflects the amount of C&I reserve (loss factors) applied to the energy loans risk ratings.
As of September 30, 2015

Potential
Impact To Provision From Energy
Downgrades (Downward Shock Scenarios are mutually exclusive)
13
Total
outstanding
at 3-31-15
Total
outstanding
at 6-30-15
Total
outstanding
at 9-30-15
Energy
Reserve*
3-31-15
Energy
Reserve*
6-30-15
Energy
Reserve*
9-30-15
Incremental
Provision
Scenario 1
Incremental
Provision
Scenario 2
Incremental
Provision
Scenario 3
$623MM
$627MM
$607MM
Upstream
$5.0MM
$10.1MM
$11.0MM
$1.8MM
$1.8MM
$1.8MM
$109MM
$104MM
$103MM
Midstream
$0.6MM
$0.7MM
$0.7MM
$0.7MM
$2.8MM
$2.8MM
$270MM
$280MM
$269MM
Support –
Drilling
$4.1MM
$7.9MM
$7.4MM
$3.5MM
$6.2MM
$9.6MM
$672MM
$658MM
$682MM
Support –
Non-
drilling
$10.3MM
$11.9MM
$16.1MM
$11.8MM
$22.0MM
$29.6MM
Incremental
Provision
---------
---------
---------
$17.8MM
$32.8MM
$43.8MM
$1.674B
$1.669B
$1.660B
Total Energy
Reserve (%)
$20.0MM
(1.17%)
$30.6MM
(1.91%)
$35.2MM
(2.12%)
$53.0MM
(3.19%)
As a % of current
portfolio
$68.0MM
(4.10%)
As a % of current
portfolio
$79.0MM
(4.76%)
As a % of current
portfolio
Scenario 1 –
all categories = 1 RR downgrade
Scenario 2 –
Upstream = 1 RR downgrade; all other sectors = 2 RR downgrade
Scenario 3 –
Upstream = 1 RR downgrade; Midstream = 2 RR downgrade; Support Sectors = 3 RR downgrade
Impact and severity will depend on overall oil price reduction and duration of the cycle
* Reserve reflects the amount of C&I reserve (loss factors) applied to the energy loans risk ratings.
Portfolio Shock Scenarios based on current quarter balances and risk ratings

0.5%
1.0%
1.5%
2.0%
2.5%
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
3Q14
4Q14
1Q15
2Q15
3Q15
Criticized - Non energy
Criticized - Upstream
Criticized - nondrilling
Criticized - drilling
Energy reserves as a % of energy loans
Asset Quality Measures Reflect
Impact Of Energy Cycle
•
NPA ratio 1.39%, up 24 bps linked-quarter
–
Nonperforming assets totaled $206 million, up $41 million from June 30, 2015
–
Nonperforming loans increased approximately $46 million linked-quarter
–
Mainly related to 3 energy loans which were downgraded during the quarter
–
ORE and foreclosed assets decreased approximately $5 million linked-quarter;
•
Provision for loan losses was $10.1 million, up $3.5 million from 2Q15
•
Non-FDIC acquired net charge-offs totaled $3.5 million, 9 bps, up from $1.2 million, or 3 bps, in 2Q15
•
Criticized commercial loans totaled $807 million at September 30, 2015, up $181 million from June 30, 2015
Increase mainly related to risk rating downgrades within the energy portfolio; approximately $66 million of the increase in 3Q15 was related to shared national credits that were on appeal at June 30, 2015 and were reserved for in 2Q15
$0
$25
$50
$75
$100
$125
$150
$175
$200
3Q14
4Q14
1Q15
2Q15
3Q15
E&P
Support nondrilling
Support drilling
Total Nonaccrual loans
Nonaccrual Loans
14
Criticized Loans -
Commercial
As of September 30, 2015

Securities
Portfolio
–
Portfolio
Mix
Increased Net Interest Income
•
Portfolio totaled $4.5 billion, up $103 million,
or 2% linked-quarter
•
Yield 2.25% -
up 3 bps linked-quarter
•
Unrealized gain (net) of $28.4 million on AFS
•
52% HTM, 48% AFS
•
Duration 3.87 compared to 3.96 at 6-30-15
•
Balance sheet is asset sensitive over a 2 year
period to rising interest rates under various
shock scenarios
•
IRR modeling is based on conservative
assumptions
–
Flat balance sheet
–
Loan portfolio 53% variable (with 56% LIBOR-based)
–
Modeled lag in deposit rate increases
–
Conservative % DDA attrition for certain increases in rates
$s in millions
15
1.0%
2.9%
4.2%
4.9%
1.2%
3.3%
4.4%
4.6%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
+100 shock
+200 shock
+300 shock
+400 shock
Year 1
Year 2
Net Interest Income Scenarios
Regulatory Rate Shocks
Period-end balances. As of September 30, 2015
CMO
$1,453
32%
MBS
$2,808
62%
Munis
$203
5%
U. S. Agencies
and other
$56
1%
Securities Portfolio
Mix 9/30/15

Solid Levels Of Core Deposit Funding
Noninterest
bearing
$6,075
35%
Interest-
bearing
transaction &
savings
$7,361
42%
Interest-
bearing public
funds
$1,768
10%
Time deposits
$2,236
13%
Total Deposits
$17,440
9/30/15
•
Total deposits $17.4 billion, up $138 million, or 1%,
linked-quarter
Noninterest-bearing demand deposits (DDA) decreased $105 million
Interest-bearing transaction and savings deposits increased $366 million
Time deposits increased $72 million
Public fund deposits decreased $194 million
•
Funding mix remained strong
•
DDA comprised 35% of total period-end deposits
•
Cost of funds increased 2
basis points to 30 bps
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
Avg Qtrly Deposits
$15.3
$15.2
$15.0
$14.9
$15.3
$15.1
$15.4
$15.9
$16.5
$16.9
$17.3
LQA EOP growth
-13%
-3%
-3%
8%
-2%
-1%
13%
21%
7%
10%
3%
$14.0
$14.5
$15.0
$15.5
$16.0
$16.5
$17.0
$s in billions
16
$s in millions

Focus On Growing Core Noninterest Income
Across Business Lines
Service
Charges on
Deposit
$18.6
30%
Trust
$11.3
18%
Investment &
annuity
$6.1
10%
Insurance
$2.2
4%
Bankcard and
ATM
$11.6
19%
Secondary
mortgage
operations
$3.4
5%
Other
(excluding IA
amort)
$8.4
14%
•
Noninterest income, including securities transactions, totaled
$60.2 million, down $0.7 million, or 1%, linked-quarter
Amortization of the indemnification asset for FDIC covered loans totaled $1.6 million, compared to $1.3 million in the second quarter; the amortization is a reduction to noninterest income and is a result of a lower level of expected future losses on covered loans (non-core)
Excluding the impact of the indemnification asset, noninterest income was relatively stable linked-quarter
$s in millions
17
Core Noninterest Income Mix 3Q15
As of September 30, 2015
$62.1
$61.8
$0.7
$0.4
$0.2
$1.0
$0.2
$1.2
$55
$57
$59
$61
$63
$65
2Q15 Noninterest
Income
(excluding IA)
Service Charges
on Deposit
Bankcard &
ATM Fees
Investment &
Annuity Income
and Insurance
Trust Fees
Secondary
Mortgage Fees
Other
3Q15 Noninterest
Income
(excluding IA)

Continuing To Control Operating
Expenses
•
Operating expenses totaled $151.2 million in 3Q15, up $1.2 million, or less than
1%, linked-quarter
Personnel expense totaled $84.2 million, up $1.6 million, or 2%, linked-quarter, mainly related to an increase in salary and incentive expense for revenue initiatives
Occupancy and equipment totaled $14.8 million, down $1.0 million, or 6%, linked-quarter
ORE expense totaled $0.4 million, down $0.1 million linked-quarter
Other operating expense increased $0.8 million, or 2%, linked-quarter
Personnel
$84.2
56%
Occupancy
$11.2
8%
Equipment
$3.6
2%
ORE
$0.4
Other
$45.8
30%
Amortization
of
intangibles
$6.0
4%
Operating Expense Mix 3Q15
18
$s in millions
$150.0
$151.2
$1.6
$0.6
$0.5
$0.5
$140
$142
$144
$146
$148
$150
$152
2Q15 Operating
Expense
Personnel Expense
Occupancy
Equipment
Other Expense
3Q15 Operating
Expense
As
of
September
30,
2015;
excluding
nonoperating
expense
items.

Continuing Efforts To Diversify Loan Portfolio
Through Healthcare LPO and Team in Nashville

•
Experienced team of healthcare bankers join the company
•
Acquiring approximately $190 million in healthcare loans in 4Q15
•
Operating today in markets such as Houston with its well-known medical sector, and New Orleans with its revitalized medical district, we see this acquisition of bankers and loans as a strategic fit for our markets
•
New LPO in Nashville, known as the healthcare capital of the country, will allow us to better offer our financial products and services to an industry that is growing across our footprint
•
Corporate banking product sophistication, should also benefit the clients who are joining us via this transaction and enable this talented team of healthcare bankers to capitalize on additional opportunities available across our footprint
As of September 30, 2015

Solid Capital Levels
•
TCE ratio 8.24%, up 12 bps linked-quarter
•
Announced 5% common stock buyback
August 2015
•
Repurchased 568,279 million shares in 3Q15 at
an average price of $27.39
•
Will continue to review additional options
to deploy excess capital in the best interest
of the Company and its shareholders
–
Organic growth
–
Stock buyback
(Stock price approximately $28 or less)
–
M&A (Stock price approximately $32 or greater)
–
Dividends
*Stock Buyback (ASR) initiated
20
Tangible
Common
Equity
Ratio
Leverage
(Tier
1)
Ratio
Tier 1
Risked-Based
Capital Ratio
Total
Risk-Based
Capital
Ratio
September 30, 2015
8.24%
8.86%(e)
10.60%(e)
12.38%(e)
June 30, 2015
8.12%
9.07%
10.77%
12.53%
March 31, 2015
8.40%
9.17%
10.86%
12.77%
December 31, 2014
8.59%
9.17%
11.23%
12.30%
As of September 30, 2015
7%
8%
9%
10%
11%
12%
13%
14%
15%
1Q13
2Q13*
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15e
TCE
Tier 1 Risk-Based Capital
Total Risk-Based Capital
Capital Rations

Near-Term Outlook
3Q15
Items to note
Outlook
Loans
+12% LQA
+11% Y-o-Y
Limited net paydowns
in energy portfolio
compared to previous
expectations
8-9%
EOP growth for full year 2015
8-10% EOP growth for full year 2016
(includes acquired healthcare portfolio; could be
impacted by future energy paydowns)
Net
Interest Margin
(NIM)
3.28% reported
3.15% core
Reported down 2bps;
Core
up 1bp
Continued downward pressure on reported NIM due to
purchase accounting; stabilization of core NIM
Core Revenue
$215.5 million
Excludes
PAAs
(see slide 23)
Recent growth reflects initiatives started in the prior
several quarters; expect growth as initiatives continue to
mature
Loan Loss Provision
$10.1 million
Includes
approximately $5
million of reserve
build related to energy
Should pricing pressures on oil continue, we could see
additional risk rating downgrades and increased
provisions; not expecting significant charge-offs
Noninterest Expense
$151.2 million
operating
No nonoperating
costs
Slightly higher in the near term
E.P.S.
$.52
Net, operating and
core converge in 3Q15
(calculations on slides
22 and 25)
Current expectations for 4Q15 are in line with current
quarterly street estimates

As of September 30, 2015

Appendix:
EPS calculation
$s
in thousands, except E.P.S.
Three
Months
Ended
9/30/15
Three
Months
Ended
6/30/15
Three
Months
Ended
9/30/14
Net
income to common shareholders
$41,166
$34,829
$46,553
Income allocated
to participating securities
($840)
($766)
($883)
Net
income allocated to common shareholders
$40,326
$34,063
$45,670
Weighted average common shares –
diluted
78,075
78,115
81,942
E.P.S.
-
diluted
$.52
$.44
$.56
See Note 9 in the most recent 10Q for more details on the two-class method for E.P.S. calculation.

Appendix: Purchase Accounting Adjustments
Core NII & NIM Reconciliation
* Excess cash recoveries include cash collected on certain zero carrying value acquired loan pools above expected amounts.
23
($s in millions)
3Q15
2Q15
1Q15
4Q14
3Q14
Net
Interest
Income
(TE)
–
reported
(NII)
$160.1
$154.9
$161.1
$163.6
$166.2
Whitney expected loan accretion (performing)
0.6
1.1
1.2
2.7
5.0
Whitney expected loan accretion (credit
impaired)
5.6
6.8
11.3
13.8
17.0
Peoples First expected loan
accretion
1.1
0.9
1.1
.7
.8
Excess cash
recoveries*
---
---
2.8
---
---
Total Loan Accretion
$7.3
$8.7
$16.4
$17.2
$22.8
Whitney premium bond amortization
(0.9)
(1.0)
(1.0)
(1.2)
(1.3)
Whitney and Peoples First CD accretion
---
---
---
---
---
Total Net Purchase Accounting
Adjustments (PAAs) impacting NII
$6.4
$7.7
$15.3
$16.0
$21.5
Net
Interest
Income
(TE)
–
core
(Reported NII less net PAAs)
$153.8
$147.2
$145.8
$147.6
$144.7
Average Earning
Assets
$19,433
$18,781
$18,316
$17,911
$17,324
Net
Interest
Margin
–
reported
3.28%
3.30%
3.55%
3.63%
3.81%
Net
Purchase Accounting Adjustments (%)
.13%
.16%
.34%
.36%
.49%
Net Interest Margin -
core
3.15%
3.14%
3.21%
3.27%
3.32%

1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
E
1Q16
E
2Q16
E
3Q16
E
4Q16
E
PAA Revenue - act*
37
33
35
27
24
23
19
14
14
6
5
PAA Revenue - proj*
5
5
4
3
3
2
Intangible Amort
7
7
7
7
7
7
7
6
6
6
6
6
5
5
5
5
Pre-tax impact
30
25
28
20
17
17
12
7
8
0
-1
0
-1
-2
-2
-3
$0
$5
$10
$15
$20
$25
$30
$35
$40
Appendix: Purchase Accounting
Impact/Trend
Impact of Purchase Accounting Adjustments
(projections
will be updated quarterly; subject to change)
$s in  millions
*Projected revenue includes loan accretion from Whitney and Peoples First, offset by amortization of the Whitney bond portfolio premium and amortization of the Peoples First indemnification asset.
2012
2013
2014
2015
2016
2017
Post
2017
Revenue impact*
$124
$132
$80
$31
$13
$9
$16
Pre-tax impact PAA
$93
$103
$54
$7
$0
$25
$50
$75
$100
$125
$150
24
N/M
N/M
N/M
As of September 30, 2015

Appendix: Non-GAAP Reconciliation
(Net Income, ROA, E.P.S.)
$s
in millions (except EPS)
Three Months
Ended 9/30/15
Three Months
Ended 6/30/15
Three Months
Ended 9/30/14
Net income
$41.2
$34.8
$46.6
Adjustments from net to operating income
Securities transactions gains
-
-
-
Total nonoperating
expense items (pre-tax)
-
8.9
3.9
Taxes on adjustments
at marginal tax rate
-
3.1
1.4
Total adjustments (net of taxes)
-
5.8
2.5
Operating income
$41.2
$40.6
$49.1
Adjustments from operating to core income
PAA
–
Net Interest Margin (see slide 23)
6.4
7.7
21.5
Intangible Amortization (noninterest expense)
-6.0
-6.1
-6.6
Amortization of Indemnification Asset (noninterest income)
-1.6
-1.3
-2.8
Total Purchase
Accounting Adjustments (PAA) (pre-tax)
$-1.2
$0.3
$12.1
Taxes on adjustments
at marginal tax rate
-0.4
0.1
4.2
Total PA
adjustments (net of taxes)
-0.8
0.2
7.9
Core
Income (Operating less purchase accounting items)
42.0
$40.4
$41.2
Average
Assets
$21,481
$20,875
$19,550
ROA (operating)
0.76%
0.78%
1.00%
ROA (core)
0.77%
0.78%
0.84%
Weighted Average Diluted Shares (thousands)
78,015
78,115
81,942
E.P.S. (operating)
$.52
$.51
$.59
E.P.S. (core)
$.53
$.51
$.49

Appendix:
Whitney Portfolio Continues Solid Performance
•
Loan mark on the acquired-performing portfolio accreted into earnings over the life of the portfolio
•
Credit-impaired loan mark available for charge-offs; if not needed for charge-offs then accreted into income
•
Quarterly reviews of accretion levels and portfolio performance will impact reported margin
26
As of September 30, 2015
$s in millions
Credit
-
Impaired
Performing
Total
Whitney loan mark at acquisition (as adjusted in 4Q11)
$284
$187
$471
Acquired portfolio loan balances at acquisition
$818
$6,101
$6,919
Discount at acquisition
34.7%
3.1%
6.8%
Remaining Whitney loan mark at 9/30/15
$38
$3
$41
Remaining acquired portfolio loan balances at 9/30/15
$73
$438
$511
Acquired loan charge-offs from acquisition thru 9/30/15
$24
$14
$38
Discount at 9/30/15
51.8%
0.7%
8.0%

Appendix:
Peoples First Loan Mark Used For Charge-Offs
•
FDIC acquired loan portfolio
•
Entire loan mark available for charge-offs; if not needed for charge-offs then accreted into income
•
Quarterly reviews of accretion levels and portfolio performance will impact reported margin
•
FDIC loss share receivable totaled $32.0 million at September 30, 2015
•
Non-single family FDIC loss share agreement expired at December 31, 2014
•
$178 million remains covered under FDIC single family loss share agreement
27
As of September 30, 2015
$s in millions
Credit
Impaired
Peoples
First loan mark at acquisition  (12/2009)
$509
Charge
-offs from acquisition thru 9/30/15
$429
Accretion since acquisition date
$94
Remaining loan mark at 9/30/15
$32
Impairment reserve at 9/30/15
$26
Remaining portfolio loan balances at 9/30/15
$251
Discount & allowance at 9/30/15
23%

LPO
–
Loan production office
LQA-
Linked-quarter annualized
M&A –
Mergers and acquisitions
NII –
Net interest income
NIM
–
Net interest margin
NPA –
Nonperforming assets
O&G
–
Oil and gas
Operating Income –
Operating income is defined as net income excluding
tax-effected securities transactions gains or losses and nonoperating expense items.
ORE
–
Other real estate
PAA
–
Purchase accounting adjustments, including loan accretion from
Whitney and Peoples First, offset by amortization of the Whitney bond portfolio premium, amortization of the Peoples First indemnification asset and amortization of intangibles
RBL
–
Reserve-based lending
ROA
–
Return on average assets
RR
–
Risk rating
TCE –
Tangible common equity ratio (common shareholders’ equity less intangible assets divided by total assets less intangible assets.
TE-
Taxable equivalent (calculated using a federal income tax rate of 35%)
Y-o-Y
–
Year over year
Appendix: Glossary of Terms
3Q15
–
Third quarter of 2015
4Q15
–
Fourth quarter of 2015
AFS
–
Available
for sale
ALLL
–
Allowance  for loan and lease loss
Annualized
–
Calculated to reflect a rate based on a full year
Core
–
Excluding purchase accounting items
Core Income –
Operating income less purchase accounting adjustments
Core NIM –
Reported net interest income (TE) excluding total net purchase accounting adjustments, annualized, as a percent of average earning assets
Core Revenue –
Net interest income (TE) plus noninterest income excluding
purchase accounting adjustments for both categories
DDA
–
Noninterest-bearing deposit accounts
E&P
–
Exploration and Production (Oil & Gas)
Efficiency ratio –
noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles, nonoperating items,
and securities transactions.
EOP-
End of period
EPS
–
Earnings per share
HTM
–
Held to maturity
IRR
–
Interest rate risk
Linked-quarter
–
current quarter compared to previous quarter

Third Quarter 2015 Financial Results October 22, 2015 Third Quarter 2015 Financial Results October 22, 2015